                                                                January 31, 1998
Dear Shareholder,

     We are pleased to report that for the year ending December 31, 1997 the net asset value per share of the New Germany Fund was up 8.5%, outperforming the MDAX by 170 basis points. Adjusted for $2.32 in distributions declared during the year, the share price of your Fund rose 18.4%. Furthermore we are happy to report that the New Germany Fund has been rated four stars by Morningstar for one, three and five years.

     While just a few months ago the global economy looked ready to gain further momentum, there is now growing concern that the economic and financial crisis in Asia could seriously threaten world prosperity. Taking into account all direct and indirect effects of the Asian crisis we believe that it will only modestly impact the overall economic outlook for Germany in 1998. Last year, economic growth within Germany increased by approximately 2.5%, and is expected to reach close to three percent in 1998. While business confidence is rising, unemployment levels have also continued to rise to record levels. Productivity improvements and international competition are the main factors for this unfavorable trend. These issues have increased the uneasiness of the German voters about re-electing the current government in the forthcoming September 1998 General Election.

     News flow from the corporate sector and on the economy generally remain positive. A wave of merger and acquisition plans have benefited the equity market in 1997. With the beginning date of the EMU less than a year away we anticipate further activity in 1998 as companies form strategic alliances both domestically and abroad. These mergers should in most cases underpin companies' strategic positions and enhance corporate profitability. Average estimated corporate earnings growth over the next two years is around 15% for blue chips and 20% for mid-sized companies. The mid-cap segment (as measured by the MDAX) is already selling at a 10% discount to the DAX30 stocks, which leads us to believe that there is unrealized price potential in some of the fast growing companies in the MDAX. As of January 1, 1998, the New Germany Fund holds no large cap stocks, as we believe the mid-cap segment will benefit from a potential re-rating. Also, many MDAX companies have already attained a leading position in the world market and are participating in the globalization trend. In addition, overall market valuations compare favorably to the United States as well as most of the European equity markets.

     The New Germany Fund continued its open-market share purchases and bought a record number of 1,278,196 shares during the year at an average discount of 21%. Management believes that the shares are attractively priced and continues to buy back shares in an ongoing effort to enhance shareholders' value.

                                  Sincerely,

  /s/ Dr. Ronaldo H. Schmitz                         /s/ G. Richard Stamberger
  ---------------------------                        --------------------------
  Dr. Ronaldo H. Schmitz                             G. Richard Stamberger
  Chairman and President                             Chief Executive Officer

                      FUND HISTORY AS OF DECEMBER 31, 1997

                                   STATISTICS

Net Assets                             $531,098,418
Shares Outstanding                       32,473,211
NAV Per Share                                $16.35

                                 TOTAL RETURNS

                  Period                         NAV
1 year ended 12/31/97                          8.48%
3 years ended 12/31/97*                       12.53%
5 years ended 12/31/97*                       14.44%

*Average annual return

                              OTHER INFORMATION

NYSE Ticker Symbol                                GF
Dividend Reinvestment Plan                       Yes
Voluntary Cash Purchase Program                  Yes
Annual Expense Ratio                            .99%


                    DIVIDEND & CAPITAL GAIN DISTRIBUTIONS

 Record      Ordinary     LT Capital
  Date        Income        Gains
11/17/97        $1.06      $0.92**
9/3/97          $0.21       $0.13
12/19/96        $0.37       $1.03
12/27/95        $0.16       $0.25
**Includes $0.33 of capital gains
  taxable at the 20% tax rate

                                  PERFORMANCE

                                 [BAR CHART]

                                Market      Net Asset
                        MDAX    Value         Value
                        ----    -----         -----
Year ended 12/31/96     7.16%   27.10%        21.73%
Year ended 12/31/97     6.84%   18.36%         8.48%

               PORTFOLIO BY MARKET SECTOR AS OF DECEMBER 31, 1997

                              [PIE CHART]


Energy Sources                      2.2
Manufacturing                       2.5
Construction/Materials              8.8
Broadcasting                        2.9
Food                                4
Machinery/Engineering               6.4
Medical Equipment                  10
Electrical                          5.5
Telecommunications                  1.3
Retailing                           2.1
Insurance                           7.7
Apparel                            12.8
Healthcare                          0.9
Utilities                           3.4
Leisure & Tourism                   3
Publishing                          1.3
Chemical                            7.4
Banking                             1.3
Pharmaceuticals                     8.4
Financial Services                  3
Cosmetics                           5.1

               10 LARGEST EQUITY HOLDINGS AS OF DECEMBER 31, 1997

                                          % of
                                        Portfolio
                                        ---------
  1.  Adidas                               8.4
  2.  Fresenius                            8.3
  3.  Wella                                5.1
  4.  Victoria Holding                     4.5
  5.  Hugo Boss                            4.1

                                          % of
                                        Portfolio
                                        ---------

  6.  Suedzucker                           4.0
  7.  SKW Trostberg                        3.4
  8.  Berliner Kraft und Licht             3.4
  9.  Internationale Nederlanden           3.2
        Groep
 10.  Accor                                3.0

                      INTERVIEW WITH THE PORTFOLIO MANAGER

QUESTION: In the letter to shareholders you mentioned that the Asia crisis would only have limited impact on the German economy. Considering the fact that German exports continue to be the largest contributor to the country's economic growth, please elaborate on your positive outlook for 1998.

ANSWER: German exporters have long been chided for their slowness in building up market share in Asia, which now proves to be a relative advantage. Asia (including China and Japan) accounts for only about 12% of German exports. The European Union is still by far their most important market accounting for 57% of total exports. While exports of manufactured goods make up 22% of Germany's gross domestic product, deliveries to Asia and Japan generate only about 2.4% of GDP. The direct effect should therefore be very limited. Taking the contagion effects into consideration (i.e. the crisis-induced loss of growth suffered by other trading partners), we expect total exports to increase by just under 7.5% this year after expanding by more than 11% in 1997.

QUESTION: If the Asia crisis does not have much of an impact on the overall German economy does it influence your stock selection at all and how?

ANSWER: The direct effect on German companies generating sales in those regions is relatively small, especially since most Asian economies still possess growth potential. What is more significant but more difficult to quantify is the indirect effect such as the improved competitiveness of Asian companies due to currency shifts and devaluation. We would expect more intensive price competition in commodity related industries, such as basic chemicals, paper, memory chips and steel and other product areas, such as consumer electronics, cameras, printers and photocopiers and automobiles. As a result of the developments in Asia, we adjusted our asset allocation by underweighting or selling companies with a higher exposure to the area.

QUESTION: You still seem to believe that Germany will be part of the European Monetary Union ('EMU'). From what we understand Germany not only has trouble meeting the deficit criteria, but more importantly its participation has been challenged in Germany's Constitutional Court. What is your interpretation of the situation and will EMU go ahead as planned?

ANSWER: First, regarding the crucial Maastrich deficit test: with a deficit-to-GDP ratio of exactly 3%, it now looks as if Germany has indeed passed the stipulated maximum. Despite large tax shortfalls and heavy spending burdens due to the weakness of the economy, the federal government succeeded in reducing its net borrowings by DM 13.9 bn from a year earlier. This was achieved through reductions in expenditures on job creation programs in Eastern Germany, cuts in administrative expenses, as well as through the inflow of funds from a wave of privatizations and early repayment of development subsidies by the Airbus consortium. Furthermore, it is interesting to note that only in recent history (since reunification) did Germany have to deal with an increased deficit situation. While government finances showed a surplus in 1989, large cash infusions into the former East Germany created a deficit situation from 1990 to 1997. During this period, however, the government still managed to keep the average deficit just below the 3% threshold.


Second, it is correct that EMU is challenged in a highly publicized case. Four German professors are trying to stop Germany's participation in Europe's economic and monetary union. We perceive the risk that the German Constitutional Court will prevent Germany from participating in EMU as marginal. The Court may even decline to consider the complaint at all. Should that happen, the complainants have already announced that they would challenge the decision of the government and parliament. The chances of succeeding with such a move are equally slim.

Therefore, we maintain our view that Germany's participation in EMU will go ahead on schedule.

Hanspeter Ackermann, Portfolio Manager of The New Germany Fund, Inc.

                    REPORT OF INVESTMENT ADVISOR AND MANAGER

SPECIAL REPORT: THE GERMAN GENERAL ELECTION

     On September 27, 1998 Germany will hold its third General Election since reunification.

     Lower House (Bundestag): There are 328 constituencies in Germany and the candidate who gains a relative majority of votes in a constituency is directly elected to the parliament. Another 328 seats are allocated to a particular party under a proportional vote, which allows minority parties some representation in the lower house. However, a minimum threshold stipulates that only parties gaining at least five per cent of the total votes, or at least three direct constituency seats can be represented in parliament. The election outcome is, therefore, highly complex to forecast.

     Upper House (Bundesrat): The upper house represents the sixteen Laender or states within Germany. The Bundesrat does not consist of elected representatives, but rather members appointed by the state governments. The size of each state's population determines the number of Bundesrat votes to fill the total of 68 seats in the upper house.

     More than half of all lower house bills require formal approval of the Bundesrat. Hence, the upper house can overrule the government's interest, making it difficult to pass anything into law against the Bundesrat's will. Bills rejected by the upper house are usually passed to a reconciliation committee which is comprised of both houses. If this process is unsuccessful, the law will not be passed. Currently, the SPD controls the Bundesrat, while the CDU/CSU and FDP (the government coalition) control the Bundestag. It is therefore not surprising that, during the past year, Mr. Kohl's government was unable to pass some of the much needed long term reforms due to the opposition's majority in the Bundesrat.

     As things stand now we view a return of the CDU/CSU/FDP government as the most likely outcome and the equity market should respond positively. There is a small possibility for the CDU/CSU to secure an outright majority. The equity market could see a reinvigorated Mr. Kohl as very positive. A grand coalition of CDU/CSU/SPD would be the best case for the economy and financial markets as the much needed reforms would most likely pass in the upper house.

OUTLOOK FOR THE GERMAN ECONOMY

     The expected slowdown in Asia has caused the International Monetary Fund to reduce its world growth forecast from 4.3% to 3.5% for 1998. We expect German GDP growth only slightly lower at around 2.75% in 1998 and 3% in 1999. Last year German economic growth was mainly driven by exports which we expect to slow down going into 1998. This year we expect a recovery in domestic demand as we think that household spending will pick up due to the following factors: 1) a rise in employment, 2) stabilization in wage growth rates, and 3) a reduction of the tax burden, following the two-point fall in the solidarity tax. German consumer spending has been lagging consumer behavior elsewhere in Europe, but also significantly trailing Germany's overall economic recovery. We think there is significant pent-up demand from consumers to participate in the economic recovery by spending some of their accumulated wealth. After all, consumer confidence has been rising since last summer.

THE FUND'S PORTFOLIO STRATEGY

     The Lower Saxony state election in March will give market participants a preview of what is going to happen in the September General Election. Political influences though are unlikely to dominate until the third quarter of this year. While stock prices seem fairly valued at current levels, we believe the market will be driven by further news of corporate restructuring in view of EMU as well as an unexpected strong recovery in domestic demand. Our stock selection continues to be primarily driven by research focusing on earnings growth and strong management, as we strive to outperform our benchmark as well as our respective competition.

                          DISCOUNT TO NET ASSET VALUE

     As mentioned in the semi-annual report, some shareholders have expressed concern about the high discounts to net asset value that closed-end country funds have been trading at in recent years. While the Directors of your Fund share these concerns, they must also balance the interests of all shareholders. As we know, and as was stated in your Fund's initial offering prospectus, 'shares of closed-end funds frequently trade at a discount from net asset value.' Sometimes the discounts widen when investors seek opportunities elsewhere and there is an imbalance in demand. This has been true since 1994, as the U.S. stock market has been steadily out-performing the Western European markets. To the extent the sentiment changes and more investors return to seek greater value overseas, a higher demand for Western European country funds could help over-all discounts to narrow. This would have a positive effect on your market price return.

     For example, during the 12 months to December 31, 1997, your Fund's discount narrowed from 22.2% to 17.4%. As a result, while the net asset value per share increased 8.5% during the period, the market value increased 18.4%. (Both calculations have been adjusted to include distributions). Thus not only is there value in a discount--the ability to effectively own shares of portfolio securities at 82.6% of their market price--there is the added benefit that during times of a decline in the discount, total market value return exceeds net asset value return. Obviously, we cannot predict what will happen, but we want shareholders to realize that the existence of a discount can also present an opportunity.

     Your Independent Directors review GF's discount at every Board meeting and regularly consider steps aimed at reducing it. These steps include open-market purchases of shares and increased marketing efforts. While special SEC constraints do place some limitations on the extent of Fund repurchases, we have tried to be active in the market. During your Fund's current fiscal year, 1,278,196 shares were repurchased. A public relations firm has also been assisting in obtaining favorable media coverage for your Fund and working on newsletter mailings.

     In conclusion, the Board believes that the closed-end format is intentionally different from the open-end one. Its advantages are: i) flexibility of portfolio management where cash position and security selection do not depend on liquidity considerations and ii) predictable and relatively constant asset size and resulting expense ratio. This has been the nature of your Fund from the outset. The Board believes your Fund should be run in the best interests of all shareholders and is working diligently towards that end.

----------------------------------------------------------
THE NEW GERMANY FUND, INC.
SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997
-----------------------------------------------------------
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
INVESTMENTS IN GERMAN SECURITIES--
               85.2% OF NET ASSETS
               COMMON STOCKS--62.2%
               APPAREL--10.4%
      355,000  Adidas........................ $  46,766,705
        7,000  Hugo Boss.....................     8,652,561
                                              -------------
                                                 55,419,266
                                              -------------
               CHEMICAL--6.6%
      125,000  SGL Carbon....................    16,146,993
      600,000  SKW Trostberg.................    19,075,724
                                              -------------
                                                 35,222,717
                                              -------------

               CONSTRUCTION
               MATERIALS--7.2%
       25,000  Buderus.......................    11,219,376
      150,000  Heidelberger Zement...........    10,690,423
      415,000  Hochtief......................    16,405,902
                                              -------------
                                                 38,315,701
                                              -------------
               COSMETICS--2.8%
       20,500  Wella.........................    14,667,316
                                              -------------
               ELECTRICAL--2.7%
      260,000  Vossloh.......................    14,548,998
                                              -------------
               FINANCIAL SERVICES--3.1%
    1,000,000  BHW Holding*..................    16,425,390
                                              -------------
               HEALTHCARE--1.0%
       50,000  Rhoen-Klinikum................     4,899,777
                                              -------------
               INSURANCE--4.7%
       25,000  Victoria Holding..............    25,069,599
                                              -------------
               MACHINERY/ENGINEERING--6.7%
       42,000  Barmag*.......................     9,120,267
       70,000  Fried, Krupp Hoesch-
                 Krupp.......................    12,900,891
      110,000  Heidelberger
                 Druckmaschinen*.............     6,063,474
      187,500  Lahmeyer......................     7,558,463
                                              -------------
                                                 35,643,095
                                              -------------
               MANUFACTURING--2.6%
      129,100  Kloeckner-Werke*..............     8,661,776
       30,000  Schmalbach Lubeca.............     4,952,673
                                              -------------
                                                 13,614,449
                                              -------------

-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
               MEDICAL EQUIPMENT--3.2%
       76,400  Fresenius..................... $  12,889,310
       60,500  Fresenius Medical Care*.......     4,025,473
                                              -------------
                                                 16,914,783
                                              -------------
               PHARMACEUTICALS--6.2%
      225,000  Altana........................    15,471,882
      200,000  Gehe..........................    10,022,272
      230,000  Merck KGaA....................     7,491,648

                                              -------------
                                                 32,985,802
                                              -------------

               PUBLISHING--1.4%
       11,000  Springer (Axel)...............     7,410,913
                                              -------------

               UTILITIES--3.6%
      628,000  Berliner Kraft und Licht......    19,021,826
                                              -------------

               Total Common Stocks
                 (cost $279,392,702).........   330,159,632
                                              -------------

               PREFERRED STOCKS--23.0%
               APPAREL--2.9%
       11,000  Hugo Boss.....................    14,086,860
        3,550  Jil Sander....................     1,223,524
                                              -------------
                                                 15,310,384
                                              -------------
               BROADCASTING--3.0%
      345,000  ProSieben Media*..............    16,135,857
                                              -------------
               CHEMICAL--1.1%
       47,550  Fuchs Petrolub................     5,639,282
                                              -------------
               CONSTRUCTION
               MATERIALS--2.0%
       40,000  Dyckerhoff....................    10,579,065
                                              -------------
               COSMETICS--2.6%
       18,000  Wella.........................    13,680,401
                                              -------------
               FOOD--4.1%
       45,000  Suedzucker....................    22,048,998
                                              -------------
               HEALTHCARE--0.0%
        2,000  Rhoen-Klinikum................       194,878
                                              -------------
------------------
* Non-income producing securities.
  See Notes to Financial Statements.

-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------

               MEDICAL EQUIPMENT--7.3%
      178,700  Fresenius..................... $  32,934,131
      105,000  Fresenius Medical Care*.......     5,670,935
                                              -------------
                                                 38,605,066
                                              -------------
               Total Preferred Stocks
                 (cost $110,274,864).........   122,193,931
                                              -------------
               Total Investments in German
                 Securities
                 (cost $389,667,566).........   452,353,563
                                              -------------
INVESTMENT IN DANISH COMMON
               STOCK--1.2%
               PHARMACEUTICALS--1.2%
       44,000  Novo-Nordisk--(B shares)*
                 (cost $3,966,736)...........     6,303,633
                                              -------------
INVESTMENTS IN DUTCH COMMON
               STOCKS--9.8%
               BANKING--1.3%
      360,000  ABN AMRO Holdings.............     7,024,650
                                              -------------
               ELECTRICAL--3.0%
       85,000  ASM Lithography*..............     5,584,647
      170,000  Philips Electronics...........    10,211,925
                                              -------------
                                                 15,796,572
                                              -------------
               INSURANCE--3.3%
      415,000  Internationale Nederlanden
                 Groep.......................    17,507,780
                                              -------------
               RETAILING--2.2%
      450,000  Koninklijke Ahold*............    11,759,621
                                              -------------
               Total Investments in Dutch
                 Common Stocks
                 (cost $35,619,663)..........    52,088,623
                                              -------------
INVESTMENTS IN FRENCH COMMON
               STOCKS--5.5%
               ENERGY SOURCES--2.4%
      115,000  Total (B shares)..............    12,537,450
                                              -------------
               LEISURE & TOURISM--3.1%
       90,000  Accor.........................    16,762,650
                                              -------------
               Total Investments in French
                 Common Stocks
                 (cost $21,990,465)..........    29,300,100
                                              -------------
INVESTMENT IN SPANISH COMMON

               STOCK--1.3%
               TELECOMMUNICATIONS--1.3%
      250,000  Telefonica de Espana
                 (cost $5,921,117)...........     7,152,253

-----------------------------------------------------------
                                                  VALUE
   SHARES               DESCRIPTION             (NOTE 1)
-----------------------------------------------------------
INVESTMENT IN SWISS COMMON
               STOCK--1.4%
               PHARMACEUTICALS--1.4%
        4,500  Novartis
                 (cost $4,753,562)........... $   7,316,320
                                              -------------

---------------
U.S. DOLLARS
(IN THOUSANDS)
---------------
                 REPURCHASE AGREEMENTS**--3.2%
         14,996  Agreement with Lehman Brothers,
                   Inc., 6.45% dated 12/31/97,
                   due 1/2/98 in the amount of
                   $15,001,724, collateralized by
                   FHMAC of $10,000,000, 6.79%
                   due 9/9/02; and FHLBC of
                   $4,995,000, 5.58% due
                   2/23/01.......................     14,996,350
          2,000  Agreement with J.P. Morgan
                   Securities Inc., 6.5% dated
                   12/31/97, due 1/2/98 in the
                   amount of $2,000,722,
                   collateralized by FNMA of
                   $1,895,000, 7.55% due
                   4/22/02.......................      2,000,000
                                                   -------------
                 Total Repurchase Agreements
                   (cost $16,996,350)............     16,996,350
                                                   -------------
                 COMMERCIAL PAPER--7.2%
         10,000  JP Morgan Securities, Inc. 5.7%,
                   1/13/98.......................      9,938,250
          5,000  Merrill Lynch & Co.
                   5.82%, 1/13/98................      4,968,475
         17,000  Merrill Lynch & Co.
                   5.95%, 1/13/98................     16,938,186
          6,500  Ford Motor Credit Corp.
                   5.72%, 1/13/98................      6,485,541
                                                   -------------
                 Total Investment in Commercial
                   Paper
                   (cost $38,330,452)............     38,330,452
                                                   -------------

                 Total Investments--114.8% (cost
                   $517,245,911).................    609,841,294
                 Liabilities in excess of
                   cash and other
                   assets--(14.8%)...............    (78,742,876)
                                                   -------------
                 NET ASSETS--100%................  $ 531,098,418
                                                   -------------
                                                   -------------

------------------
 * Non-income producing securities.

** Investment of cash collateral received for portfolio securities on loan.
  See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE NEW GERMANY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $517,245,911)...............................................................   $609,841,294
Cash and foreign currency (includes $3,199,826 equivalent in an interest-bearing
  Deutsche mark account with Deutsche Bank AG)..........................................................      3,748,086
Foreign withholding tax refund receivable...............................................................        461,409
Interest receivable.....................................................................................        208,347
Dividends receivable....................................................................................         14,006
Other assets............................................................................................         10,800
                                                                                                           ------------
     Total assets.......................................................................................    614,283,942
                                                                                                           ------------
LIABILITIES
Dividend payable........................................................................................     65,102,620
Payable upon return of securities loaned................................................................     16,996,350
Management fee payable..................................................................................        258,968
Investment advisory fee payable.........................................................................        123,097
Payable for shares repurchased..........................................................................        458,625
Payable for securities lending brokers' rebate and agency fees..........................................         87,864
Accrued expenses and accounts payable...................................................................        158,000
                                                                                                           ------------
     Total liabilities..................................................................................     83,185,524
                                                                                                           ------------
NET ASSETS..............................................................................................   $531,098,418
                                                                                                           ------------
                                                                                                           ------------

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)...............................................   $466,591,462
Cost of 1,723,026 shares held in treasury...............................................................    (23,999,910)
Distribution in excess of net realized gain on investments and foreign
  currency transactions.................................................................................     (4,036,103)
Net unrealized appreciation of investments and foreign currency.........................................     92,542,969
                                                                                                           ------------
Net assets..............................................................................................   $531,098,418
                                                                                                           ------------
                                                                                                           ------------
Net asset value per share ($531,098,418 divided by 32,473,211 shares of common stock issued and
  outstanding)..........................................................................................         $16.35

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE NEW GERMANY FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                             For the
                                                                                                            year ended
                                                                                                           December 31,
                                                                                                               1997
                                                                                                           ------------
NET INVESTMENT INCOME
Income
  Dividends (net of foreign withholding taxes of $1,036,053)............................................   $  8,127,341
  Interest..............................................................................................        441,805
                                                                                                           ------------
     Total income.......................................................................................      8,569,146
                                                                                                           ------------
Expenses
  Management fee........................................................................................      3,410,241
  Investment advisory fee...............................................................................      1,629,918
  Reports to shareholders...............................................................................        343,107
  Custodian and Transfer Agent's fees and expenses......................................................        271,834
  Directors' fees and expenses..........................................................................        188,270
  Legal fee.............................................................................................        122,887
  Audit fee.............................................................................................         53,500
  NYSE listing fee......................................................................................         32,340
  Miscellaneous.........................................................................................         14,341
                                                                                                           ------------
     Total expenses.....................................................................................      6,066,438
                                                                                                           ------------
Net investment income...................................................................................      2,502,708

                                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:
  Investments...........................................................................................     60,670,562
  Foreign currency transactions.........................................................................     (1,962,518)
Net change in unrealized appreciation/depreciation on:
  Investments...........................................................................................     (9,519,777)
  Translation of other assets and liabilities from foreign currency.....................................        (40,306)
                                                                                                           ------------
Net gain on investments and foreign currency transactions...............................................     49,147,961
                                                                                                           ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS...............................................................................   $ 51,650,669
                                                                                                           ------------
                                                                                                           ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE NEW GERMANY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the        For the
                                                                                           year ended     year ended
                                                                                          December 31,   December 31,
                                                                                              1997           1996
                                                                                          ------------   ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income.................................................................  $  2,502,708   $  3,153,950
  Net realized gain (loss) on:
     Investments........................................................................    60,670,562     54,296,083
     Foreign currency transactions......................................................    (1,962,518)    (1,158,622)
  Net change in unrealized appreciation/depreciation on:
     Investments........................................................................    (9,519,777)    48,436,535
     Translation of other assets and liabilities from foreign currency..................       (40,306)       (55,342)
                                                                                          ------------   ------------
  Net increase in net assets resulting from operations..................................    51,650,669    104,672,604
                                                                                          ------------   ------------
Distributions to shareholders from:
  Net investment income.................................................................    (1,011,979)    (2,022,438)
  Net realized short term capital gains*................................................   (40,737,378)    (9,810,013)
  Net realized long term capital gains:

     Taxable at 28% tax rate............................................................   (23,652,775)   (32,938,986)
     Taxable at 20% tax rate............................................................   (10,850,437)       --
                                                                                          ------------   ------------
                                                                                           (76,252,569)   (44,771,437)
                                                                                          ------------   ------------
Capital share transactions:
  Net proceeds from reinvestment of dividends (1,816,209 and 516,627 shares,
     respectively)......................................................................    24,804,876      6,651,573
  Cost of shares repurchased (1,278,196 and 1,050,800 shares, respectively).............   (18,231,089)   (13,627,400)
                                                                                          ------------   ------------
  Net increase (decrease) in net assets from capital share transactions.................     6,573,787     (6,975,827)
                                                                                          ------------   ------------

Total increase (decrease) in net assets.................................................   (18,028,113)    52,925,340
NET ASSETS
Beginning of year.......................................................................   549,126,531    496,201,191
                                                                                          ------------   ------------
End of year (including undistributed net investment income of $-0- as of December 31,
  1997 and 1996)........................................................................  $531,098,418   $549,126,531
                                                                                          ------------   ------------
                                                                                          ------------   ------------

* Characterized as ordinary income for tax purposes.
  See Notes to Financial Statements.

---------------------------------------------------------
THE NEW GERMANY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES

     The New Germany Fund, Inc. (the 'Fund') was incorporated in Maryland on January 16, 1990 as a non-diversified, closed-end management investment company. The Fund commenced investment operations on January 30, 1990.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation, or, if no sales price is available at that time, at the price established by the exchange. Securities that are traded in the unregulated market are valued, if bid and asked quotations are available, at the current bid price. If bid and asked quotations are not available, then such securities will be valued as determined in good faith by the Board of Directors of the Fund. Investments in securities having a maturity of 60 days or less are valued at amortized cost.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

REPURCHASE AGREEMENTS: The Fund's custodian takes possession of collateral pledged for investments in repurchase agreements, the market value of which is required to be at least 102 percent of the resale amount at the time of purchase. The value of the collateral is marked-to-market on a daily basis and additional collateral is requested from the counterparty, as necessary, to ensure that its value is at least equal at all times to the total amount of the repurchase obligation, including interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The cash collateral received is at least equal at all times to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Such collateral is invested in short term instruments and any interest income in excess of agency fees and of a predetermined rebate to the borrowers is earned by the Fund as interest income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

     Assets and liabilities denominated in Deutsche mark ('DM') and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments which are included in net realized and unrealized gains and losses on investments.

     Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

     During the year ended December 31, 1997, the Fund reclassified permanent book and tax differences as follows:

                                                INCREASE
                                               (DECREASE)
                                               -----------
Undistributed net investment income..........  $(1,490,729)
Undistributed net realized gain on
  investments and Deutsche mark
  transactions...............................    1,490,729
Paid-in capital..............................          -0-

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

     The Fund has entered into a Management Agreement with and related undertaking by (collectively, the 'Management Agreement') Deutsche Morgan Grenfell Inc. (the 'Manager') and an Investment Advisory Agreement with Deutsche Asset Management GmbH (the 'Investment Adviser'). The Manager and the Investment Adviser are affiliated companies. The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, .55% of such assets in excess of $100 million and up to $500 million, and .50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of
 .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

     Pursuant to the Management Agreement, the Manager will be the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, will determine the suitable securities for investment by the Fund. The Manager will also provide office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, will make recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, will transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.


NOTE 3. TRANSACTIONS WITH AFFILIATES

     For the year ended December 31, 1997, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and Deutsche Morgan Grenfell Group, a direct subsidiary of Deutsche Bank AG, received $1,022,125 and $109,191, respectively, in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

     For the year ended December 31, 1997, interest income earned on the Deutsche mark account with Deutsche Bank AG was $61,015.

     Certain directors and officers of the Fund are also directors and officers of either the Manager, the Investment Adviser or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES

    Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1997, were $455,017,773 and $520,893,300, respectively.

    The cost of investments at December 31, 1997 was $517,245,911 for United States Federal income tax purposes. Accordingly, as of December 31, 1997, net unrealized appreciation of investments aggregated $92,595,383, of which $110,315,024 and $17,719,641 related to unrealized appreciation and depreciation, respectively.

    During the period November 1, 1997 to December 31, 1997, the Fund incurred capital losses and foreign currency losses of $3,346,267 and $498,899, respectively. Those losses were deferred for federal income tax purposes to January 1, 1998.

NOTE 5. PORTFOLIO SECURITIES LOANED

     At December 31, 1997, the market value of the securities loaned and amount of collateral received with respect to such loans were $16,181,602 and $16,996,350 respectively. For the year ended December 31, 1997, net earnings to the Fund from investing such collateral were $205,416 after deducting borrowers' rebate and agency fees of $2,377,822 and $76,876, respectively.

NOTE 6. CAPITAL

     During the years ended December 31, 1997 and 1996, Fund purchased
1,278,196 and 1,050,800 of its shares of common stock on the open market at a total cost of $18,231,089 and $13,627,400, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 21.0% and 23.71%, respectively. These shares are held in treasury. During the years ended December 31, 1997 and 1996, the Fund issued 1,816,209 and 516,627 shares, respectively to shareholders as a result of dividend reinvestment.


-------------------------------------------------------------------------------
THE NEW GERMANY FUND, INC. FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                    FOR THE YEAR ENDED DECEMBER 31,
                            1997       1996      1995      1994        1993
                           -------    ------    ------    ------      ------
PER SHARE OPERATING
 PERFORMANCE:
NET ASSET VALUE:
 BEGINNING OF YEAR......   $ 17.20    $15.28    $14.54    $14.25      $11.00
                           -------    ------    ------    ------      ------
NET INVESTMENT INCOME...       .08       .10       .15       .14         .12
NET REALIZED AND
 UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN
 CURRENCY
 TRANSACTIONS...........      1.46      3.09       .98       .88        3.21
                           -------    ------    ------    ------      ------
INCREASE FROM
 INVESTMENT
 OPERATIONS.............      1.54      3.19      1.13      1.02        3.33
                           -------    ------    ------    ------      ------
INCREASE RESULTING FROM
 SHARE REPURCHASES......       .15       .13       .02       .01         .01
                           -------    ------    ------    ------      ------
DISTRIBUTIONS FROM NET
 INVESTMENT INCOME......      (.03)     (.06)     (.13)     (.14)       (.06)
DISTRIBUTIONS FROM NET
 REALIZED
 FOREIGN CURRENCY
 GAINS+.................         -         -      (.03)     (.02)       (.03)
DISTRIBUTIONS FROM NET
 REALIZED SHORT TERM
 CAPITAL GAINS+.........     (1.24)     (.31)        -         -           -
DISTRIBUTIONS FROM NET
 REALIZED LONG TERM
 CAPITAL GAINS AT 20%
 TAX RATE...............      (.33)        -         -         -           -
DISTRIBUTIONS FROM NET
 REALIZED LONG TERM
 CAPITAL GAINS AT 28%
 TAX RATE...............      (.72)    (1.03)     (.25)        -           -
                           -------    ------    ------    ------      ------
TOTAL DISTRIBUTIONS.....     (2.32)    (1.40)     (.41)     (.16)       (.09)
                           -------    ------    ------    ------      ------
DILUTION IN NAV FROM
 DIVIDEND

 REINVESTMENT...........      (.22)        -         -         -           -
                           -------    ------    ------    ------      ------
DILUTION IN NAV FROM
 RIGHTS OFFERING........         -         -         -      (.56)          -
                           -------    ------    ------    ------      ------
OFFERING COSTS CHARGED
 TO CAPITAL.............         -         -         -      (.02)          -
                           -------    ------    ------    ------      ------
NET ASSET VALUE:........
 END OF YEAR............   $ 16.35    $17.20    $15.28    $14.54      $14.25
                           -------    ------    ------    ------      ------
                           -------    ------    ------    ------      ------
MARKET VALUE:
 END OF YEAR............   $ 13.50    $13.375   $11.63    $11.50      $13.375
TOTAL INVESTMENT RETURN
 FOR YEAR++
 BASED UPON MARKET
   VALUE................     18.36%    27.10%     4.65%   (12.00)%     39.93%
 BASED UPON NET ASSET
   VALUE................      8.48%    21.73%     7.91      4.19%+++   32.19%
RATIO TO AVERAGE NET
 ASSETS
 TOTAL EXPENSES.........       .99%     1.01%     1.01%     1.02%       1.07%
 NET INVESTMENT
   INCOME...............       .41%      .58%      .93%      .91%        .93%
PORTFOLIO TURNOVER......     75.97%      109%       45%       46%         48%
AVERAGE BROKERAGE
 COMMISSIONS*...........   $0.1266    $0.2149        -         -           -
NET ASSETS AT END OF
 YEAR
 (000'S OMITTED)........   $531,098   $549,127  $496,201  $472,591    $386,603

------------------
 + CHARACTERIZED AS ORDINARY INCOME FOR TAX PURPOSES.

 ++ TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING THAT SHARES OF THE FUND'S
    COMMON STOCK WERE PURCHASED AT THE CLOSING MARKET PRICE AS OF THE BEGINNING OF THE PERIOD, DIVIDENDS, CAPITAL GAINS AND OTHER DISTRIBUTIONS WERE REINVESTED AT THE LOWER OF THE NET ASSET VALUE OR THE CLOSING MARKET VALUE AND THEN SOLD AT THE CLOSING MARKET PRICE PER SHARE ON THE LAST DAY OF THE PERIOD. THE COMPUTATION DOES NOT REFLECT ANY SALES COMMISSION INVESTORS MAY INCUR IN PURCHASING OR SELLING SHARES OF THE FUND. THE TOTAL INVESTMENT RETURN BASED ON THE NET ASSET VALUE IS SIMILARLY COMPUTED EXCEPT THAT THE FUND'S NET ASSET VALUE IS SUBSTITUTED FOR THE CLOSING MARKET VALUE.

+++ ADJUSTED FOR THE DILUTIVE EFFECT OF THE RIGHTS OFFERING COMPLETED IN JUNE
    1994.

  * REPRESENTS AVERAGE BROKERAGE COMMISSION RATE PER SHARE OF TOTAL SECURITY TRADES ON WHICH BROKERAGE COMMISSIONS WERE CHARGED. THIS INFORMATION IS PRESENTED ONLY FOR PERIODS BEGINNING WITH THE YEAR ENDED DECEMBER 31, 1996.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The New Germany Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The New Germany Fund, Inc. (the 'Fund') at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York
February 20, 1998

                      1997 U.S. TAX INFORMATION (UNAUDITED)

     The Fund intends to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that will be passed through to the shareholders for the fiscal year ended December 31, 1997 is $1,117,320. The foreign source income for information reporting purposes is $2,833,799. During the year, the Fund made capital gain distributions of $34,503,212, of which $23,652,775 and $10,850,437 related to 28% and 20% rate gains, respectively.

     This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1997.

------------------------------------------------------------------------------
VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
------------------------------------------------------------------------------

     The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ('Plan') which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from the Fund or from Investors Bank & Trust Company, the plan agent (the 'Plan Agent'), Shareholder Services, P.O. Box 1537, Boston, Massachusetts 02205 (telephone 1-800-356-2754). A stockholder should read the Plan brochure carefully before enrolling in the Plan.

     Under the Plan, participating stockholders ('Plan Participants') appoint the Plan Agent to receive or invest Fund distributions as described below under 'Reinvestment of Fund Shares.' In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under 'Voluntary Cash Purchases.' There is no charge to Plan Participants for participating in the Fund's Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under 'Reinevestment of Fund Shares' and 'Voluntary Cash Purchases.'

ENROLLMENT AND WITHDRAWAL. In order to become a Plan Participant, stockholders must complete and sign the authorization form included in the Plan brochure and return it directly to the Plan Agent if shares are registered in their name. Stockholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such stockholder's behalf. Participation in the Dividend reinvestment feature of the Plan is effective with the next dividend or capital gains distribution payable after the Plan Agent receives a stockholder's written authorization, provided such authorization is received prior to the record date for such dividend or distribution. A stockholder's written authorization must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order to make a cash purchase in that month.

     Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

REINVESTMENT OF FUND SHARES. Whenever the Fund declares a dividend or capital gains distribution payable either in cash or in Fund shares, or payable only in cash, the Plan Agent automatically receives Fund shares for the account of each Plan Participant except as provided in the following paragraph. The number of shares to be credited to a Plan Participant's account shall be determined by dividing the equivalent dollar amount of the dividend or distribution payable to such Plan participant by the lower of the net asset value per share or the market price per share of the Fund's common stock on the payable date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share.

     Whenever the Fund declares a dividend or capital gains distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market value per share on the payable date, the Plan Agent will apply the amount of such dividend or distribution payable to Plan Participants of the Fund in Fund shares (less such Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for such Plan Participant's account.

Such purchases will be made on or after the payable date for such dividend or distribution, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

     For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined or on behalf of the Fund.


     The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

     The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. The Plan Agent will deduct a pro rata share of brokerage commissions incurred in connection with voluntary cash purchases from the cash payments it receives from Plan Participants on whose behalf the purchases were made. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

     The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

EXECUTIVE OFFICES--
31 West 52nd Street, New York, NY 10019
(For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-GERMANY in the U.S. or 617-443-6918 outside of the U.S.)


MANAGER--

Deutsche Morgan Grenfell Inc.


INVESTMENT ADVISER--

Deutsche Asset Management GmbH


CUSTODIAN AND TRANSFER AGENT--

Investors Bank & Trust Company


LEGAL COUNSEL--

Sullivan & Cromwell


INDEPENDENT ACCOUNTANTS--

Price Waterhouse LLP


DIRECTORS AND OFFICERS--

DR. RONALDO H. SCHMITZ, Chairman,
  President and Director

JOHN A. BULT, Director

+JOHN H. CANNON, Director

+RICHARD KARL GOELTZ, Director

DR. FRANZ WILHELM HOPP, Director

ERNST-ULRICH MATZ, Director

CHRISTIAN STRENGER, Director

DR. FRANK TROMEL, Director


+ROBERT H. WADSWORTH, Director

PETER ZUHLSDORFF, Director

G. RICHARD STAMBERGER, Executive Vice President and Chief Executive Officer

ROBERT R. GAMBEE, Chief Operating Officer and Secretary

JOSEPH M. CHEUNG, Chief Financial Officer and Treasurer

LAURA J. WEBER, Assistant Secretary and
  Assistant Treasurer

                                ---------------

  All investment management decisions are made by a committee of United States and German advisors.

+ Member of the Audit Committee

 Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/97. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the funds' three-, five- and, if available, ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

 The New Germany Fund received four stars for the three- and five-year periods rated among 83 and 58 International Equity funds for these respective periods.

 This report, including the financial statements herein, is transmitted to the shareholders of The New Germany Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the portfolio manager and the report of investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the Deutsche Aktien index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/Dollar exchange rate.

           ---------------------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
           ---------------------------------------------------------

THE FUND

    The New Germany Fund is a non-diversified, closed-end investment company listed on the New York Stock Exchange with the symbol 'GF'. The Fund seeks capital appreciation primarily through investment in German equities. It is managed by Deutsche Morgan Grenfell Inc., using investment advice from the Deutsche Asset Management GmbH unit of Deutsche Bank AG, Germany's largest banking and financial services group.

SHAREHOLDER INFORMATION

    Daily prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation 'NewGermanyFd'. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called 'Closed End Funds'. Daily information on the Fund's net asset value, together with the Deutsche mark exchange rate and the DAX index, is available by calling: 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.
    For periodic updates please also visit our Web site: http://www.gffund.com.

 THERE ARE THREE GERMANY FUNDS FOR YOUR SELECTION:

 o Germany Fund--investing exclusively in German equities, primarily the 'blue chip' corporations.

 o New Germany Fund--investing primarily in the middle-market German companies, and up to 20% outside Germany (with no more than 10% in any single country outside of Germany).

 o Central European Equity Fund--investing primarily in Central and Eastern Europe as well as Russia.

     Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

15984

                     [LOGO OF THE NEW GERMANY FUND, INC.]

                                THE NEW GERMANY
                                   FUND, INC.

                                 ANNUAL REPORT

                               DECEMBER 31, 1997